AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

            This AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of August 11, 2000 by and between Congress Financial Corporation (Central) ("Lender") and TearDrop Golf Company ("Borrower").

                                R E C I T A L S:

            WHEREAS, Lender and Borrower are parties to that certain Loan and Security Agreement dated as of January 20, 2000 (as amended from time to time, the "Loan Agreement"; capitalized terms used and not defined herein shall have the meanings assigned to them in the Loan Agreement, as amended hereby);

            WHEREAS, Borrower and Lender have agreed to amend the Loan Agreement as more fully described herein; and

            WHEREAS, Lender has granted its consent to such amendment upon the terms and conditions contained herein,

            NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1 Amendment. Immediately upon the satisfaction of each of the conditions precedent set forth in Section 2 of this Amendment:

            (a) The definition of "Maximum Credit" set forth in Section 1.27 of the Loan Agreement is hereby amended by replacing the reference to "$28,000,000" set forth therein with "$25,500,000".

            (b) Section 2.3(b) of the Loan Agreement is hereby amended by amending and restating the second sentence set forth therein in its entirety as follows:

            "Term Loan B shall be payable by Borrower as follows: (i) successive quarterly principal installments in the amount of Five Hundred Thousand Dollars ($500,000) beginning November 1, 2000 and on the first business day of each February, May, August and November thereafter and (ii) a final installment in the amount of all unpaid principal and interest on Term B Loan due and payable upon termination of this Agreement, whether by its terms, by prepayment, by acceleration or otherwise."

            (c) Section 3.3 of the Loan Agreement is hereby amended by replacing the reference to "$28,000,000" set forth therein with "$25,500,000".

            (d) Schedule 8.4 to the Loan Agreement is hereby amended by adding a new numbered paragraph 3 as follows:


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                 "3. A mortgage in favor of Sun Life Assurance Company of
      Canada with respect to Borrower's real property located at 8350 N. Lehigh Avenue, Morton Grove, Illinois."

            (e) Schedule 9.9 to the Loan Agreement is hereby amended by adding a new numbered paragraph 2 as follows:

                 "2. Borrower owes Sun Life Assurance Company of Canada the principal sum of 2,500,000 pursuant to a promissory note and related documents, copies of which have been delivered to Lender."

Section 2 Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

      2.1 Documents and Fees.

            (a) Lender shall have received a duly executed counterpart of this Amendment from Borrower.

            (b) Lender shall have received a reaffirmation of Guarantee from Tommy Armour Golf Company and Rudy A. Slucker.

            (c) Lender shall have received, in form and substance satisfactory to Lender, (i) executed copies of all agreements, documents and instruments evidencing the $2,500,000 term loan provided by Sun Life Assurance Company of Canada to Borrower, including a copy of the mortgage with respect to Borrower's real property located at 8350 N. Lehigh Avenue, Morton Grove, Illinois and (ii) evidence that all proceeds of the foregoing term loan (less costs and expenses) were delivered to Lender for application to the Term Loan A and Revolving Loans under the Loan Agreement.

            (d) Lender shall have received, in form and substance satisfactory to Lender, an Intercreditor Agreement between Sun Life Assurance Company of Canada and Lender.

            (e) Lender shall have received an amendment fee from Borrower in the amount $5,000, which fee shall be deemed fully earned and payable on the date hereof. Borrower authorizes Lender to charge Borrower's loan account with Lender for such fee.

            (f) Lender shall have received evidence that

      2.2 Consents, Licenses, Approval, etc. All consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower of this Amendment or the validity or enforceability thereof shall be in full force and effect.

      2.3 No Injunction. No law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which in the reasonable judgment of Lender would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the


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execution, delivery or performance by the Borrower of this Amendment or the Loan
Agreement, as amended by this Amendment.

      2.4 Representations and Warranties. All of the representations and warranties set forth in Section 2 hereof are true and correct as of the date hereof.

Section 3 Representations and Warranties. In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender, upon the effectiveness of this Amendment, which representations and warranties shall survive the execution and delivery of this Amendment that:

      3.1 No Default; etc. No Event of Default and no event or condition which, merely with notice or the passage of time or both, would constitute an Event of Default, has occurred and is continuing after giving effect to this Amendment or would result from the execution or delivery of this Amendment.

      3.2 Corporate Power and Authority: Authorization. Borrower has the corporate power and authority to execute and deliver this Amendment and to carry out the terms and provisions of the Loan Agreement, as amended by this Amendment, and the execution and delivery by Borrower of this Amendment and the performance by the Borrower of its obligations hereunder and under the Loan Agreement, as amended hereby, have been duly authorized by all requisite corporate action by Borrower.

      3.3 Execution and Delivery. Borrower has duly executed and delivered this Amendment.

      3.4 Enforceability. This Amendment and the Loan Agreement, as amended by this Amendment, constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' right generally, and by general principles of equity.

      3.5 Representations and Warranties. All of the representations and warranties contained in the Loan Agreement and in the other Financing Agreements (other than those which speak expressly only as of a different date) are true and correct as of the date hereof after giving effect to this Amendment.

Section 4 Miscellaneous.

      4.1 Effect; Ratification. Borrower acknowledges that all of the reasonable legal expenses incurred by Lender in connection herewith shall be reimbursable under Section 9.16 of the Loan Agreement. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan


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Agreement or of any other Financing Agreement except as provided herein or (ii)
prejudice any right or rights that Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Financing Agreement. Each reference in the Loan Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the other Financing Agreements to the "Loan Agreement" shall mean the Loan Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement and each other Financing Agreement, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

      4.2 Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.

      4.3 Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Illinois.

                            [Signature Page Follows]


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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                    CONGRESS FINANCIAL CORPORATION
                                    (CENTRAL)

                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title
                                         -----------------------------------


                                    TEARDROP GOLF COMPANY

                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title
                                         -----------------------------------

       [Signature Page to Amendment No. 1 to Loan and Security Agreement]


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